SUNAMERICA STYLE SELECT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 20, 2002

                          AS SUPPLEMENTED JULY 26, 2002


The SunAmerica Center                                   General Marketing and
733 Third Avenue, Third Floor                           Shareholder Information
New York, New York 10017-3204                           (800) 858-8850



         SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of twelve different investment portfolios:

o Focused Large-Cap Growth Portfolio    o Focused Multi-Cap Growth Portfolio

o Focused 2000 Growth Portfolio         o Focused Large-Cap Value Portfolio

o Focused Multi-Cap Value Portfolio     o Focused 2000 Value Portfolio

o Focused Growth and Income Portfolio   o Focused International Equity Portfolio

o Focused Technology Portfolio          o Large-Cap Growth Portfolio

o Mid-Cap Growth Portfolio              o SunAmerica Value Fund


         Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). With the exception of the SunAmerica Value Fund, which is managed by one investment adviser, the assets of each Portfolio are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectuses dated June 20, 2002, as supplemented. To obtain a Prospectus free of charge, please call the Fund at
(800) 858-8850. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND......................................................................3

INVESTMENT OBJECTIVES AND POLICIES............................................3

INVESTMENT RESTRICTIONS......................................................31

DIRECTORS AND OFFICERS.......................................................34

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR.........44

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT..............................49

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................55

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................58

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................69

EXCHANGE PRIVILEGE...........................................................70

DETERMINATION OF NET ASSET VALUE.............................................71

PERFORMANCE DATA.............................................................71

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................79

RETIREMENT PLANS.............................................................83

DESCRIPTION OF SHARES........................................................85

ADDITIONAL INFORMATION.......................................................86

FINANCIAL STATEMENTS.........................................................92

APPENDIX......................................................................1

         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

         The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of twelve Portfolios; each offering different classes, including Class A, Class B, Class II, Class I, Class Y, Class X and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15,
1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class Y and Class X shares of the Focused Growth and Income Portfolio commenced offering on January 30, 2002.

         On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered. In addition on April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

         The Focused Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

         Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused Technology Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

         A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

         As described in the Prospectuses, each Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

         Companies with market capitalization of $1.6 billion to $9.1 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

         The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

FOREIGN INVESTMENT COMPANIES

         Each Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

         The Portfolios may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

         Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The Portfolios may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Focused Multi-Cap

Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).

         The Portfolios may invest up to 20% of its total assets in debt securities which may include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

         The Focused Large-Cap Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

         "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

         Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

         As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call  provisions  that may be exercised at inopportune  times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f)
special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

         These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

         Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

         Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

         A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA CERTIFICATES

         GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S.

The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC CERTIFICATES

         The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA CERTIFICATES

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         Principal prepayments on the underlying mortgages may cause the CMOs to
be  retired   substantially  earlier  than  their  stated  maturities  or  final distribution dates.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         STRIPPED MORTGAGE-BACKED SECURITIES

         Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

         High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         PAYMENT EXPECTATION

         High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         LIQUIDITY AND VALUATION

         There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

         Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

         Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

         Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

         In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

         Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Management LLC ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

         Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

         A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

         Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

         A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

DIVERSIFICATION

         Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

         Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

         Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         The Portfolios may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

         Primarily for hedging purposes, and from time to time for income enhancement, a Portfolio may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

         Forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. Each Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (SunAmerica Value Fund only); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

         OPTIONS ON SECURITIES

         As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

         When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

         OPTIONS ON FOREIGN CURRENCIES

         The Portfolios may write, and each Portfolio may purchase, puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         OPTIONS ON SECURITIES INDICES

         As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         FUTURES

         Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, the Portfolios may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         OPTIONS ON FUTURES

         As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

         A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or  received  upon  the  purchase  or  sale of a  Forward  Contract  on  foreign
currencies.   The  Portfolios  do  not  utilize  Forward  Contracts  on  foreign currencies.

         A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price.
Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

         In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

         No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

         The Portfolios may not sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

         Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

         Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

         Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING

         As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

         In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

         Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

         Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

         In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

         A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

         Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

         5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

         10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

         11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

         The Focused Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Strategic Investment Series, Inc. and the Portfolio. Unless otherwise noted, the address of each executive officer and Director is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

DISINTERESTED DIRECTORS
-----------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number      of
                                                                                          Portfolios  in
Name and Date of Birth       Position(s)                        Principal   Occupation    Fund   Complex
                             Held with      Length of Time      during   the   last  5    Overseen    by    Other Directorships
                             Fund           Served              years                     Director(1)       Held by Director(2)
--------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith         Director       6 years             Retired;     formerly,    42                Board of Directors of
DOB: February 21, 1933                                          President  and General                      BJ's Wholesale Club;
                                                                Manager,   WCVB-TV,  a                      Board of Directors of
                                                                division     of    the                      the Boston Stock
                                                                Hearst   Corp.   (1982                      Exchange
                                                                to              1994);
                                                                Director/Trustee    of
                                                                SAMF    and     Anchor
                                                                Series Trust ("AST").
--------------------------------------------------------------------------------------------------------------------------------






---------------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (12 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (31 portfolios), Season Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).

(2) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number      of
                                                                                          Portfolios  in
Name and Date of Birth       Position(s)                        Principal   Occupation    Fund   Complex
                             Held with      Length of Time      during   the   last  5    Overseen    by    Other Directorships
                             Fund           Served              years                     Director(1)       Held by Director(2)
--------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Director       2 years(3)          Retired                   72                Director, Compaq
DOB: October 6, 1945                                            Administrator.                              Computer Corporation
                                                                Director, VALIC                             (1992 to present);
                                                                Company I (November                         Director, A.G. Belo
                                                                1998 to present);                           Corporation (1992 to
                                                                Director, VALIC                             present); Director,
                                                                Company II, (August                         Sysco Corporation
                                                                1998 to present);                           (1996 to present);
                                                                Director/Trustee of                         Director, Luby's,
                                                                SAMF and SunAmerica                         Inc. (1998 to
                                                                Senior Floating Rate                        present); Director,
                                                                Fund, Inc. ("SASFR").                       University of Texas
                                                                Formerly, President,                        Board of Regents (May
                                                                United Way of the                           2001 to present).
                                                                Texas Gulf Coast                            Formerly, Director,
                                                                (1992-1998);                                CypressTree Senior
                                                                                                            Floating Rate Fund,
                                                                                                            Inc. (June 2000 to
                                                                                                            May 2001); Formerly
                                                                                                            Director, USLIFE
                                                                                                            Income Fund, Inc.
                                                                                                            (November 1998 to
                                                                                                            December 2001);
                                                                                                            Formerly, Director,
                                                                                                            Houston Branch of the
                                                                                                            Federal Reserve Bank
                                                                                                            of Dallas
                                                                                                            (1992-2000);
                                                                                                            Formerly, Board
                                                                                                            Member, Sisters of
                                                                                                            Charity of the
                                                                                                            Incarnate Word
                                                                                                            (1996-1999).


--------------------------------------------------------------------------------------------------------------------------------
William F. Devin             Director       2 years(3)          Director/Trustee of       72                Member of the Board
DOB: December 30, 1938                                          SAMF; SASFR; VALIC                          of Governors, Boston
                                                                Company I and VALIC                         Stock Exchange
                                                                Company II. Vice                            (1985-Present);
                                                                President, Fidelity                         formerly, Executive;
                                                                Capital Markets, a                          formerly, Director
                                                                division of National                        Cypress Tree Senior
                                                                Financial Services                          Floating Rate Fund,
                                                                Corporation                                 Inc. (October
                                                                (1966-1996)                                 1997-May 2001)
--------------------------------------------------------------------------------------------------------------------------------


---------------
(3) Included time served on acquired company Board.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number      of
                                                                                          Portfolios  in
Name and Date of Birth       Position(s)                        Principal   Occupation    Fund   Complex
                             Held with      Length of Time      during   the   last  5    Overseen    by    Other Directorships
                             Fund           Served              years                     Director(1)       Held by Director(2)
--------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    6 years             Attorney, solo            43                Director of North
DOB: March 7, 1940           the Board                          practitioner,                               European Oil Royal
                                                                Chairman of the                             Trust
                                                                Boards of
                                                                Directors/Trustees of
                                                                SAMF and AST.
                                                                Director of SASFR.
--------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Director       6 years             Partner and Managing      43                None
DOB: May 10, 1943                                               Member of B.B.
                                                                Associates LLC
                                                                (menswear
                                                                specialty
                                                                retailing  and
                                                                other
                                                                activities)
                                                                since     June
                                                                1988;
                                                                Director/Trustee
                                                                of  SAMF,  AST
                                                                and SASFR.

--------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa            Director       6 years             Founder and Chairman      34                Director, Real Estate
DOB: July 18, 1929                                              of the Board of the                         Business Service and
                                                                Sterpa  Group (real                         Countrywide Financial
                                                                estate)  since
                                                                1962;
                                                                Director/Trustee
                                                                of SAMF.

--------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number      of
                                                                                          Portfolios  in
Name and Date of Birth       Position(s)                        Principal   Occupations   Fund   Complex
                             Held with      Length of Time      During        Past 5      Overseen    by       Other Directorships
                             Company           Served              Years                     Director(1)       Held by Director(2)
--------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(4)            Director  and  6 years           Director           and    80                None
DOB: January 23, 1954          President                        President,         the
                                                                Adviser,  since August
                                                                1995;         Managing
                                                                Director,  John McStay
                                                                Investment    Counsel,
                                                                L.P.   ("JMIC")  since
                                                                June  1999;  Director,
                                                                SunAmerica     Capital
                                                                Services,         Inc.
                                                                ("SACS"), since August
                                                                1993;   Director   and
                                                                President,  SunAmerica
                                                                Fund  Services,   Inc.
                                                                ("SAFS"),   since  May
                                                                1988; President, SAMF,
                                                                AST and SASFR.
------------------------------------------------------------------------------------------------------------------------------


---------------
(4) Mr. Harbeck is considered to be an Interested Director because he serves as President and CEO of the Adviser, Director of AIGFAS, Managing Director of JMIC, Director of SACS and Director and President of SAFS.

OFFICERS
--------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number      of
                                                                                          Portfolios  in
Name and Date of Birth       Position(s)                        Principal   Occupations   Fund   Complex
                             Held with      Length of Time      During        Past  5     Overseen    by     Other Directorships
                             Company           Served           Years                     Director(1)        Held by Director(2)
--------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz               Vice           6 Years           Executive         Vice    N/A               N/A
DOB: October 14, 1958          President                        President    of    the
                                                                Adviser,  since  April
                                                                1996;   Director   and
                                                                Chairman of the Board,
                                                                AIGFAS since  February
                                                                2000;  Vice President,
                                                                SAMF  since   November
                                                                1999;   Director   and
                                                                President, SACS, since
                                                                April 1996.
--------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem                Secretary      10 Years          Senior Vice  President    N/A               N/A
DOB: January 26, 1958                                           and  General  Counsel,
                                                                the   Adviser,   since
                                                                April 1993;  Executive
                                                                Vice        President,
                                                                General   Counsel  and
                                                                Director,  SACS, since
                                                                August   1993;    Vice
                                                                President,     General
                                                                Counsel and  Assistant
                                                                Secretary, SAFS, since
                                                                January   1994;   Vice
                                                                President,  SAST,  APF
                                                                and Seasons; Assistant
                                                                Secretary,   SAST  and
                                                                APF,  since  September
                                                                1993;        Assistant
                                                                Secretary,    Seasons,
                                                                since April 1997.
--------------------------------------------------------------------------------------------------------------------------------

         The Directors of the Portfolio are responsible for the overall supervision of the operation of the Portfolios and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica Inc.

           The Fund pays each Director who is not an interested person of the Fund or the Adviser (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Funds.

          The Board of Directors has established two committees, i.e., Audit and Nominating.

           Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SAMF as well as AST. With respect to the Fund, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Fund. The Audit Committee met twice during the fiscal year ended December 31, 2001.

           In addition, each Disinterested Director also serves on the Nominating Committee. The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2001.

           The Directors (and Trustees) of the SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

  DIRECTOR OWNERSHIP OF FUND SHARES
  ---------------------------------
  The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                                DOLLAR RANGE OF EQUITY                  DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                       SECURITIES IN THE FUND(1)               INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                                     None                             $50,001-$100,000

-------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                     None                                   None

-------------------------------------------------------------------------------------------------------------------
William F. Devin                                         None                                   None

-------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                      None                              $10,001-$50,000

-------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                        None                                   None

-------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa                                        None                                 >$100,000

-------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                       Money Market Fund - $10,000-$50,000                 >$100,000
-------------------------------------------------------------------------------------------------------------------

---------------

(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.

(2) Includes the SunAmerica Mutual Funds (34 funds), Anchor Series Trust
    (8 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), APF (7 series), SAST (31 portfolios) and Seasons (19 portfolios).

(3) Interested Director

                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                                                  PENSION OR                                TOTAL COMPENSATION
                              AGGREGATE           RETIREMENT BENEFITS   ESTIMATED           FROM
                              COMPENSATION        ACCRUED AS            ANNUAL              REGISTRANT AND FUND COMPLEX
                              FROM                PART OF FUND          BENEFITS UPON       PAID TO
DIRECTOR                      REGISTRANT          EXPENSES*             RETIREMENT *        DIRECTORS*
-------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith          $ 7,949             $ 58,104              $ 28,757            $ 75,000
-------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat**         $ 8,341             $ 51,601              $ 49,016            $ 80,340
-------------------------------------------------------------------------------------------------------------------------
Stephen J.  Gutman            $ 7,949             $ 53,219              $ 64,594            $ 76,340
-------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa***          $ 8,298             $ 10,085              $ 10,962            $ 53,333
-------------------------------------------------------------------------------------------------------------------------
William F. Devin****          $ 1,489             $     -               $ 44,800            $ 27,906
-------------------------------------------------------------------------------------------------------------------------
Judith L. Craven****          $ 1,489             $  5,119              $ 44,800            $ 59,833
-------------------------------------------------------------------------------------------------------------------------

* Information is as of 12/31/01 for the nine investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SAMF, AST, SASFR, VALIC Company I, VALIC Company II, SAST, Seasons, Brazos and APF.

** Mr. Eisenstat receives additional compensation for serving as Chairman of some of the boards in the complex.

***    Mr. Sterpa is not a trustee of AST.


**** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16, 2001. Mr. Devin and Dr. Craven are not a trustees of AST.

+      Assumes  the  Participant   elects  to  receive  benefits  in  15  yearly
       installments for the SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

           As of April 3, 2002, the officers and Directors of each Portfolio owned in the aggregate less than 1% of each class of each Portfolio's total outstanding shares.

           A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of January 2, 2002:

                                                              PERCENTAGE OWNED
PORTFOLIO NAME AND CLASS          HOLDER AND ADDRESS             OF RECORD
------------------------          ------------------          ----------------
Focused Multi-Cap Value    SunAmerica Inc.,  Los  Angeles,   owned of record 16%
  Portfolio - Class A          CA 90067

Focused Multi-Cap Value    Merrill Lynch, Pierce, Fenner &   owned of record 6%
  Portfolio - Class B      Smith, Inc.  ("Merrill Lynch"),
                           Jacksonville, FL 32246

Focused Multi-Cap Value    Merrill Lynch                     owned of record 5%
  Portfolio - Class II

Focused Technology         SunAmerica   Asset   Management   owned of record 3%
  Portfolio - Class Z      Corp,  New York, NY 10017

                           FIIOC  as  Agent  for   Certain   owned of record 43%
                           Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC as Agent for Certain Non-   owned of record 52%
                           Qualified    Employee   Benefit
                           Plans - Covington, KY 41015

Focused Large-Cap Growth   Merrill Lynch, Jacksonville, FL   owned of record 8%
  Portfolio - Class B      32246

Focused Large-Cap Growth   FIIOC  as  Agent  for   Certain   owned of record 14%
  Portfolio - Class Z      Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 12%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

                           Vanguard  Fiduciary  Trust  Co.   owned of record 73%
                           for    benefit   of    American
                           International  Group  Inceptive
                           Savings Pl,  Valley  Forge,  PA
                           19482

Focused Growth & Income    SunAmerica   Asset   Management   owned of record 12%
  Portfolio - Class Z      Corp, New York, NY 10017

                           FIIOC  as  Agent  for   Certain   owned of record 57%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 29%
                           Employee     Benefit     Plans,
                           Covington, KY 41015

Focused Multi-Cap Growth   Merrill Lynch, Jacksonville, FL   owned of record 5%
  Portfolio - Class B      32246

Focused Multi-Cap Growth   Merrill Lynch, Jacksonville, FL   owned of record 5%
  Portfolio - Class II     32246

Focused Multi-Cap Growth   FIIOC  as  Agent  for   Certain   owned of record 38%
 Portfolio - Class Z       Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 61%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

Mid-Cap Growth
  Portfolio - Class A      SunAmerica,      Inc.,     Acct   owned of record 5%
                           #9107992, Los Angeles, CA 90067

                           SunAmerica,      Inc.,     Acct   owned of record 5%
                           #9107991, Los Angeles, CA 90067

Mid-Cap Growth             Merrill Lynch, Jacksonville, FL   owned of record 6%
  Portfolio - Class B      32246

Mid-Cap Growth             Merrill Lynch, Jacksonville, FL   owned of record 11%
  Portfolio - Class II     32246

Focused Large-Cap Value    FIIOC  as  Agent  for   Certain   owned of record 20%
  Portfolio- Class Z       Employee     Benefit     Plans,
                           Covington, KY 41015

Focused Large-Cap Value    Merrill Lynch, Jacksonville, FL   owned of record 5%
  Portfolio - Class B      32246

Focused Large-Cap Value    Merrill Lynch, Jacksonville, FL   owned of record 5%
  Portfolio - Class II     32246

SunAmerica Value           Merrill Lynch, Jacksonville, FL   owned of record 8%
  Fund - Class B           32246

SunAmerica Value           Merrill Lynch, Jacksonville, FL   owned of record 8%
  Fund - Class II          32246

SunAmerica Value           FIIOC  as  Agent  for   Certain   owned of record 47%
  Fund - Class Z           Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 52%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

Focused 2000 Value         Merrill Lynch, Jacksonville, FL   owned of record 6%
  Portfolio - Class B      32246

Focused 2000 Value         Merrill Lynch, Jacksonville, FL   owned of record 7%
  Portfolio - Class II     32246

Focused 2000 Value         FIIOC  as  Agent  for   Certain   owned of record 38%
  Portfolio - Class Z      Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 61%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

Focused Large-Cap Value    SunAmerica,  Inc., Los Angeles,   owned of record 5%
  Portfolio - Class A      CA 90067

Focused Large-Cap Value    Merrill Lynch, Jacksonville, FL   owned of record 5%
 Portfolio - Class B       32246

Focused Large-Cap Value    FIIOC  as  Agent  for   Certain   owned of record 20%
  Portfolio - Class Z      Employee     Benefit     Plans,
                           Covington, KY 41015

                           FIIOC  as  Agent  for   Certain   owned of record 79%
                           Non-Qualified  Employee Benefit
                           Plans, Covington, KY 41015

Large-Cap Growth           SunAmerica, Inc., Century City,   owned of record 6%
  Portfolio - Class A      CA 90067

Large-Cap Growth           Merrill Lynch, Jacksonville, FL   owned of record 5%
  Portfolio - Class B      32246

Focused International      SunAmerica  Inc.,  Los Angeles,   owned of record 94%
  Equity Portfolio -       CA 90067-6100
  Class A

Focused International      SunAmerica  Asset   Management,   owned of record 7%
  Equity Portfolio -       New York, NY 10017-3209
  Class B

Focused International      Donaldson    Lufkin   Jenrette,   owned of record 7%
  Equity Portfolio -       Jersey City, NJ 07303-2052
  Class B

Focused 2000 - Class A     VALIC, Houston, TX 77019-2142     owned of record 23%

Focused 2000 - Class B     VALIC, Houston, TX 77019-2142     owned of record 6%

Focused 2000 - Class II    First  Union   National   Bank,   owned of record 6%
                           Charlotte, NC 28262-8522

Focused 2000 - Class I     VALIC, Houston, TX 77019-2142     owned of record 37%

                           VALIC    Trust    Company    as   owned of record 28%
                           custodian,      Houston,     TX
                           77019-7100

                           VALIC    Trust    Company    as   owned of record 17%
                           custodian,      Houston,     TX
                           77019-7100

                     ADVISERS, PERSONAL SECURITIES TRADING,

                          DISTRIBUTOR AND ADMINISTRATOR

SUNAMERICA ASSET MANAGEMENT CORP.

         SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2001, SunAmerica managed and or administered in excess of $41 billion of assets.

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.72% of the assets of Class A shares, 2.37% of the assets of Class B and Class II shares, and 1.15% of the assets of Class Z shares for each applicable Portfolio other than those listed in the following table. (The Focused Large-Cap Growth Portfolio is not subject to any fee waivers or reimbursements.)

--------------------------------------------------------------------------------
                                  OPERATING EXPENSES AT OR BELOW ANNUAL RATE

----------------------------- --------- --------- --------- ---------- ---------
PORTFOLIO                      CLASS A   CLASS B   CLASS I   CLASS II   CLASS Z
----------------------------- --------- --------- --------- ---------- ---------
Focused Technology Portfolio    1.97%     2.62%      --        2.62%     1.40%
----------------------------- --------- --------- --------- ---------- ---------
Focused International
  Equity Portfolio              1.95%     2.60%      --        2.60%      --
----------------------------- --------- --------- --------- ---------- ---------
SunAmerica Value Fund             --        --       --         --       1.21%
----------------------------- --------- --------- --------- ---------- ---------
Focused 2000 Growth Portfolio     --        --      1.62%       --        --
----------------------------- --------- --------- --------- ---------- ---------
Focused Multi-Cap Value           --        --      1.62%       --        --
--------------------------------------------------------------------------------

         SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

         The  Management  Agreement  continues  in effect  with  respect to each
Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS

         Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), Baron Capital Management, Inc. ("Baron"), Berger Financial Group LLC ("Berger"), Boston Partners Asset Management, L.P. Credit Suisse Asset Management, LLC ("CSAM"), Deutsche Asset Management, Inc. ("DAMI"), Dreman Value Management, L.L.C., Dresdner RCM Global Investors LLC ("Dresdner"), EQSF Advisers, Inc. ("Third Avenue"), Harris Associates L.P. ("Harris"), Janus Capital Management LLC ("Janus"), Jennison Associates LLC ("Jennison, Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investments L.P.

("Morgan Stanley"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell & Company ("PWM"), State Street Research and Management Company ("State Street Research"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Thornburg Investment Management, Inc. ("Thornburg"), Van Wagoner Capital Management, Inc. ("Van Wagoner") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Focused Multi-Cap Growth, Mid-Cap Growth, Large-Cap Growth and Focused Technology Portfolios.

         Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of by SunAmerica, which pays the other Advisers' fees. Alger is wholly owned by its principals. American Century is a wholly owned subsidiary of American Century Companies, Inc. Baron is a Delaware limited liability company and a wholly owned subsidiary of Baron Capital Group, a 100% employee-owned company. Berger is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 89% of Berger, and is an indirect subsidiary of Stilwell Financial Inc, ("Stilwell Financial"). Boston Partners Asset Management, L.P. is located at 28 State Street, Boston, Massachusetts and is a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware subchapter S corporation. As of February 28, 2002, Boston Partners had approximately $10 billion in assets under management. CSAM is a member of Credit Suisse Asset Management, the institutional arm of Credit Suisse Group. DAMI is an indirect wholly owned subsidiary of Deutsche Bank AG. As of December 31, 2001, DAMI had approximately $96 billion in assets under management. DAMI is located at 280 Park Avenue, New York, NY 10017. David N. Dreman owns 100% of Dreman's voting interests. Dreman Value Management, L.L.C. is located at Ten Exchange Place, Jersey City, New Jersey and is an employee controlled limited liability company. Dreman manages over 130 client accounts, including six registered investment companies, three of which are separate accounts offered by variable annuity products and as of December 31, 2001, had approximately $6.5 billion in assets under management. Dresdner is an indirect wholly owned subsidiary of Allianz AG AG, an international banking organization. Harris is a wholly owned subsidiary of CDC IXIX Asset Management, a leading French institutional money management company. Janus is controlled by KCSI, which owns approximately 98% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation and financial asset management businesses. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., formerly known as The Prudential Investment Corporation, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Thomas F. Marsico owns 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada. Morgan Stanley is a part of the asset Management division of Morgan Stanley, a financial services company. Tom Perkins owns 12% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its treasurer and a director. Robert H. Perkins owns 46% of PWM's outstanding common stock. Oberweis is 100% employee and family owned, T. Rowe International is owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. Third Avenue is controlled by Martin J. Whitman. Thornburg is a privately held company. Van Wagoner is a privately owned company. Wellington Management is a private limited liability partnership. The following persons are managing partners of Wellington Management: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan

           PORTFOLIO                    PORTFOLIO MANAGEMENT ALLOCATED
                                        AMONG THE FOLLOWING ADVISERS

Large-Cap Growth Portfolio              Janus
                                        Jennison
                                        SunAmerica

Mid-Cap Growth Portfolio                Morgan Stanley Investments L.P.
                                        T. Rowe Price
                                        SunAmerica

Focused 2000 Growth Portfolio           Baron
                                        Oberweis
                                        DAMI

           PORTFOLIO                    PORTFOLIO MANAGEMENT ALLOCATED
                                        AMONG THE FOLLOWING ADVISERS

Focused Multi-Cap Growth Portfolio      Janus
                                        SunAmerica
                                        CSAM

Focused Large-Cap Value Portfolio       Dreman
                                        Harris
                                        Wellington Management

Focused 2000 Value Portfolio            Berger*
                                        Boston Partners
                                        Third Avenue

SunAmerica Value Fund                   American Century

Focused Large-Cap Growth Portfolio      Alger
                                        Jennison
                                        Marsico

Focused Technology Portfolio            Dresdner
                                        SunAmerica
                                        Van Wagoner

Focused Growth and Income Portfolio     Thornburg
                                        Marsico
                                        Harris

Focused Multi-Cap Value Portfolio       American Century
                                        Third Avenue
                                        Thornburg

Focused International Equity Portfolio  MFS
                                        Harris
                                        State Street Research

----------
* Pursuant to an agreement between Berger and PWM, PWM manages Berger's portion of the Small Cap Value Portfolio.

         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focused Growth and Focused Technology Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio: Large-Cap Growth Portfolio, 0.37%; Mid-Cap Growth Portfolio, 0.35%; Focused Multi-Cap Growth Portfolio, 0.34%; Focused Large-Cap Value Portfolio, 0.43%; SunAmerica Value Fund, 0.50%; Focused 2000 Value Portfolio, 0.55%; Focused Large-Cap Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.22%; Focused Multi-Cap Value Portfolio 0.50%; Focused Technology Portfolio 0.48%. For the Prior Small Cap Growth Fund, subadvisory fees were paid at the annual rate of 0.55% as a percentage of assets. For the Focused International Equity Portfolio, because it has not commenced operations as of the date of this Statement of Additional Information, no fees have yet been paid to the Advisers. Based on the first dollar of assets, the aggregate subadvisory fee to be paid by the Focused International Equity Portfolio would be 0.55%.

                 ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

         The Board of Directors of the Fund, including the Disinterested Directors, approved the continuation of the Fund's Advisory Agreement with the Adviser with respect to each Portfolio for an additional one-year period. In approving the continuation of the Fund's Advisory Agreement, the Board, including the Disinterested Directors, considered (i) the reasonableness of the Advisory fee in light of the nature and quality of Advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds,
(v) economics of scale, (vi) the terms of the agreement, (vii) the overall organization of the Adviser, as well as the Adviser's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by the Adviser in connection with soft dollar commissions.

         In addition, the Board reviewed the Code of Ethics of the Adviser, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

         In making their determination regarding the nature and quality of the Adviser's services, the Directors considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by SunAmerica's research teams. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Directors. In reviewing performance, the Directors particularly reviewed the relative rankings of each portfolio, manager and subadviser, and with respect to those Portfolios with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Directors considered statistical analyses prepared by the Adviser, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Directors reviewed the Portfolios' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the Advisor. Where applicable, the Directors considered that the Portfolios' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. The Board also considered that the Focused Portfolios are multi-managed and its effect on expenses related to administration, research and management. The Directors also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other fully diversified strategies. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Directors considered SunAmerica's relationships with its affiliates and the resources available to them.

         Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the existing Advisory fee structures are fair, reasonable, and that the existing Advisory Agreement should be continued.

         The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of each Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, the Adviser is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2001, 2000 and 1999. No information is shown for the Focused International Equity Portfolio, since it commenced operations in November 2001.

                                                   ADVISORY FEES
------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                         ADVISORY FEES*                 ADVISORY FEES WAIVED
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
                                          2001          2000         1999        2001      2000        1999
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Large-Cap Growth Portfolio               $984,310    $1,284,121     $785,224        --         --         --
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Mid-Cap Growth Portfolio               $1,409,163    $1,735,805   $1,172,218        --         --         --
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Multi-Cap Growth Portfolio     $3,198,944    $4,383,211   $2,151,676        --         --     $4,116
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Large-Cap Value Portfolio        $899,384      $629,304     $555,008        --    $60,581    $36,955
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
SunAmerica Value Fund                  $1,517,392    $1,489,746   $1,856,050        --         --    $11,479
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused 2000 Value Portfolio             $789,310      $471,360     $471,171    93,850   $117,780   $131,671
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Large-Cap Growth Portfolio    $13,183,277   $13,196,864   $3,073,664        --   $615,935   $569,111
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Growth and Income Portfolio    $1,827,293    $1,778,603     $450,966   495,167   $569,263   $165,213
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Multi-Cap Value Portfolio      $3,658,600      $743,756           --   170,749   $371,876         --
------------------------------------ ------------- ------------- ------------ --------- ---------- ---------
Focused Technology Portfolio           $1,744,629    $1,025,920           --   189,296   $246,221***      --
------------------------------------------------------------------------------------------------------------

*        Without giving effect to fee waivers.

**       From date of inception of June 1, 1998.

***      From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid advisory fees of $139,442, $9,513 and $3,034 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively. The Prior Small Cap Growth Fund's adviser waived fees and reimbursed expenses of $107,930, $52,756, and $44,262 for the fiscal years ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998 to October 31, 1998, respectively.

         The Board of Directors, including all of the Independent Directors, considered and approved the Subadvisory Agreements with respect to the Portfolio. In approving the Subadvisory Agreements, the Board considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadvisers; the amount and structure of the investment advisers' fees generally and the fees payable under the Subadvisory Agreement; comparative fee information of the Portfolios and representative peer groups; the Portfolio's investment performance compared to selected peer groups, and to an appropriate combination of indices; economies of scale; the Subadvisers' profitability and the terms of the Agreements; and the management personnel and operations of the Subadvisers. The Directors' considerations thereto are described above. As noted above, the materials provided to the Board by Lipper contained comparative fee and performance information. The Directors considered this information as well as the level of assistance and diligence provided by each subadvisor with respect to marketing support, compliance and other matters. The Board also considered that the subadvisory fees are paid by the Adviser and not the Portfolios. In addition, the Board reviewed the Codes of Ethics of the Subadvisers, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Fund personnel in connection with their personal transactions in securities held or to acquired by the Fund.

         After   requesting  and  reviewing  such  information  as  they  deemed necessary,  the  Board  concluded  that  the  continuation  of  the  Subadvisory
Agreements were in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

         The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

         The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Equity Portfolio, since it commenced operations in November 2001.

                                SUBADVISORY FEES

--------------------------------------------------------------------------------
PORTFOLIO+                                        SUBADVISORY FEES
------------------------------------ ------------- -------------- --------------
                                          2001          2000           1999
------------------------------------ ------------- -------------- --------------
Large-Cap Growth Portfolio               295,118       $454,799       $369,324
------------------------------------ ------------- -------------- --------------
Mid-Cap Growth Portfolio                 517,275       $596,930       $555,329
------------------------------------ ------------- -------------- --------------
Focused Multi-Cap Growth Portfolio     1,107,818     $1,462,758       $783,872
------------------------------------ ------------- -------------- --------------
Focused Large-Cap Value Portfolio        387,797       $272,673       $240,450
------------------------------------ ------------- -------------- --------------
SunAmerica Value Fund                    741,192       $742,396       $909,450
------------------------------------ ------------- -------------- --------------
Focused 2000 Value Portfolio             424,259       $258,756       $258,986
------------------------------------ ------------- -------------- --------------
Focused Large-Cap Growth Portfolio     6,204,098     $6,210,289     $1,448,979
------------------------------------ ------------- -------------- --------------
Focused Growth and Income Portfolio      440,066       $398,598       $128,079
------------------------------------ ------------- -------------- --------------
Focused Multi-Cap Value Portfolio      1,800,688       $371,878             --
------------------------------------ ------------- -------------- --------------
Focused Technology Portfolio             621,767       $397,365**           --
--------------------------------------------------------------------------------

*        From date of  inception  of June 1, 1998.

**       From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid subadvisory fees of $80,730, $5,910 and $1,756 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively.

PERSONAL SECURITIES TRADING

         The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding  the  purchase  or sale of  securities;  and  (3)  any  other  persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, and
(vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

         The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, Third Floor, and New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         SACS serves as Distributor of Class I, Class X and Class Z shares and incurs the expenses of distributing the Class I, Class X and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

         The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

         As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2001, 2000 and 1999. No information is shown for the Focused International Equity Portfolio since it commenced operations in November 2001.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                            2001                                   2000                                 1999
-------------------- -------------------------------------- ------------------------------------- ----------------------------------
                       CLASS A       CLASS B    CLASS  II*     CLASS A     CLASS B    CLASS  II*   CLASS A     CLASS B     CLASS II*
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Large-Cap Growth
Portfolio                $95,835     $451,744     $258,753     $121,680    $612,993     $284,961    $77,434     $421,059    $142,925
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Mid-Cap Growth
Portfolio               $157,129     $729,713     $230,509     $187,749    $930,473     $248,270   $132,141     $680,834    $113,839
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Multi-Cap
Growth Portfolio        $388,647   $1,570,748     $494,288     $532,245  $2,170,897     $611,057   $289,200   $1,142,751    $177,291
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Large-Cap
Value Portfolio          $84,822     $388,883     $257,311      $57,231    $310,656     $149,172    $51,738     $319,565     $85,348
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
SunAmerica Value
Fund                    $184,531     $809,224     $176,402     $183,495    $830,082     $132,812   $229,141   $1,057,857    $142,408
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused 2000 Value
Portfolio                $94,635     $309,332     $199,737      $54,523    $217,503      $95,423    $54,357     $246,745     $67,918
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Large-Cap
Growth Portfolio      $1,174,738   $5,488,463   $6,561,179   $1,186,074  $5,527,594   $6,499,351   $334,465   $1,443,431  $1,214,056
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Growth and
Income Portfolio        $178,048     $710,167     $602,941     $188,783    $730,278     $508,875    $52,419     $237,408     $63,787
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Multi-Cap
Value Portfolio         $332,995   $1,167,373   $1,539,811      $85,099    $153,458     $347,158         --           --          --
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ ----------
Focused Technology
Portfolio***            $180,436     $385,874     $487,860     $105,281    $235,762     $282,109         --           --          --
------------------------------------------------------------------------------------------------------------------------------------

* Class II shares of all Portfolios except the Focused Large-Cap Growth Portfolio were previously designated as Class C until December 1, 1998.

**   From date of inception of June 1, 1998.

***  From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid distribution and account maintenance and service fees of $19,946, $126,447 and $26,752, for Class A, Class B and Class C respectively for the fiscal year ended October 31, 2001. Class C has been redesignated as Class II.

         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

         The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, Third Floor, New York, NY 10017-3204.

         The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the Fund). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. For the fiscal year ending October 31, 2001, the total amount paid to the Administrator by the Fund was $7,026,935. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.

         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Equity Portfolio since it commenced operations in November 2001.

                              BROKERAGE COMMISSIONS

                                                          2001
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                  $170,714                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Mid-Cap Growth Portfolio                    $418,770                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Growth Portfolio                --                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Value Portfolio           $143,526                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
SunAmerica Value Fund                       $428,601              $2,544                0.59%                 0.18%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused 2000 Value Portfolio                $203,916             $53,189               26.08%                 2.76%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Growth Portfolio        $4,587,191            $948,977               20.69%                 3.95%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Growth and Income Portfolio         $669,454             $35,714                5.33%                 6.47%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Value Portfolio         $9,932,639            $463,027                4.66%                13.04%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Technology Portfolio*               $925,722                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------

                                                          2000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                  $133,687                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Mid-Cap Growth Portfolio                    $250,536              $6,015                2.40%                 1.53%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Growth Portfolio          $516,815                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Value Portfolio           $109,720                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
SunAmerica Value Fund                       $310,306             $60,799               19.59%                14.51%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused 2000 Value Portfolio                $240,793              $8,528                3.54%                 0.78%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Growth Portfolio        $4,112,513          $1,289,891               31.37%                 4.80%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Growth and Income Portfolio         $245,958             $18,153                7.38%                 3.65%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Value Portfolio         $1,648,088            $118,246                7.17%                 9.31%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Technology Portfolio*                $56,494                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------

----------
*    From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid brokerage commission fees of $38,047 for the fiscal year ended October 31, 2000, none of which was paid to affiliated broker-dealers.

                                                          1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                $95,625                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Mid-Cap Growth Portfolio                 $260,747                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Multi-Cap Growth
Portfolio                                $371,184                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Large-Cap Value Portfolio         $62,910                 $36                  0.06%               0.07%
---------------------------------- ------------------- --------------------- --------------------- -----------------------
SunAmerica Value Fund                    $554,672              $5,100                  0.92%               0.83%
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused 2000 Value Portfolio             $194,004                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Large-Cap Growth
Portfolio*                               $689,632              $2,019                  0.29%               0.29%
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Growth and Income
Portfolio                                $106,935                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Multi-Cap Value Portfolio              --                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------
Focused Technology Portfolio                   --                  --                     --                  --
---------------------------------- ------------------- --------------------- --------------------- -----------------------

----------

*    From date of inception of June 1, 1998.

+ The Prior Small Cap Growth Fund paid brokerage commission fees of $1,405 for the fiscal year ended October 31, 1999, none of which was paid to affiliated broker-dealers.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

         Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

         The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Equity Portfolio since it commenced operations in November 2001.

                                                         2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                              REALLOWED
                                                                                 TO
                                                         AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT
        PORTFOLIO+                     FRONT-END SALES     TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES     CONTINGENT DEFERRED
                                        CONCESSIONS -     BROKER-DEALERS       CLASS A          CHARGE-            SALES CHARGE-
                                       CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES       CLASS II SHARES**
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Large-Cap Growth Portfolio                 $322,232          $154,120           $121,579        $118,365             $10,648
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Mid-Cap Growth Portfolio                   $304,533          $164,367            $92,430        $144,584              $8,398
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Multi-Cap Growth Portfolio       $1,530,781          $853,222           $451,536        $254,562             $31,193
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Large-Cap Value Portfolio          $147,823           $66,987            $57,311        $115,689              $7,233
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
SunAmerica Value Fund                      $226,376          $107,024            $85,360        $326,284              $4,775
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused 2000 Value Portfolio               $111,286           $45,514            $39,073         $99,822              $5,690
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Large-Cap Growth Portfolio       $8,469,185        $2,379,036         $5,054,322      $1,017,230            $319,233
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Growth and Income Portfolio      $1,174,057          $541,224           $487,288        $120,069             $24,016
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Multi-Cap Value Portfolio          $743,264          $274,175           $359,867         $32,526             $25,873
------------------------------------- ------------------ ------------------ -------------- ------------------- ---------------------
Focused Technology Portfolio***          $3,596,404          $891,882         $2,430,800         $57,569             $17,778
------------------------------------------------------------------------------------------------------------------------------------

                                      2001
--------------------------------------------------------------------------------
                                                      AMOUNT          AMOUNT
                                      FRONT-END    REALLOWED TO    REALLOWED TO
                                       SALES        AFFILIATED    NON-AFFILIATED
                                    CONCESSIONS-  BROKER-DEALERS  BROKER-DEALERS
                                      CLASS II       CLASS II        CLASS II
PORTFOLIO+                            SHARES*         SHARES         SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio            $125,657       $59,637         $66,020
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio               $51,885       $23,130         $28,755
--------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $121,470       $60,242         $61,228
--------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio      $73,656       $29,484         $44,172
--------------------------------------------------------------------------------
SunAmerica Value Fund                  $46,521       $20,504         $26,017
--------------------------------------------------------------------------------
Focused 2000 Value Portfolio           $37,989       $17,089         $20,900
--------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio  $2,363,391      $413,746      $1,949,645
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $133,119      $104,107         $29,012
--------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio           --            --              --
--------------------------------------------------------------------------------
Focused Technology Portfolio                --            --              --
--------------------------------------------------------------------------------

                                                                  2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                                REALLOWED
                                                                                   TO
                                                           AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                                         FRONT-END SALES     TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                                          CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
      PORTFOLIO+                         CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Growth Portfolio                   $322,232          $154,120           $121,579        $118,365              $10,648
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Mid-Cap Growth Portfolio                     $304,533          $164,367            $92,430        $144,584               $8,398
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Multi-Cap Growth Portfolio         $1,530,781          $853,222           $451,536        $254,562              $31,193
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Large-Cap Value Portfolio            $147,823           $66,987            $57,311        $115,689               $7,233
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
SunAmerica Value Fund                        $226,376          $107,024            $85,360        $326,284               $4,775
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused 2000 Value Portfolio                 $111,286           $45,514            $39,073         $99,822               $5,690
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Large-Cap Growth Portfolio         $8,469,185        $2,379,036         $5,054,322      $1,017,230             $319,233
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth and Income Portfolio        $1,174,057          $541,224           $487,288        $120,069              $24,016
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Multi-Cap Value Portfolio            $743,264          $274,175           $359,867         $32,526              $25,873
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Technology Portfolio***            $3,596,404          $891,882         $2,430,800         $57,569              $17,778
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------

                                      2000
--------------------------------------------------------------------------------
                                                      AMOUNT          AMOUNT
                                      FRONT-END    REALLOWED TO    REALLOWED TO
                                       SALES        AFFILIATED    NON-AFFILIATED
                                   CONCESSIONS -  BROKER-DEALERS  BROKER-DEALERS
                                      CLASS II       CLASS II        CLASS II
         PORTFOLIO+                   SHARES*         SHARES         SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio           $151,626         $53,704        $97,922
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio             $147,052         $57,498        $89,554
--------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio   $942,502        $211,880       $730,622
--------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio    $106,222         $36,018        $70,204
--------------------------------------------------------------------------------
SunAmerica Value Fund                 $54,400         $19,259        $35,141
--------------------------------------------------------------------------------
Focused 2000 Value Portfolio          $62,631         $19,997        $42,634
--------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                          $6,169,053      $1,318,097     $4,850,956
--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                            $500,228        $262,875       $237,353
--------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio    $616,547        $154,050       $462,497
--------------------------------------------------------------------------------
Focused Technology Portfolio***      $794,686        $225,256       $569,430
--------------------------------------------------------------------------------

* Prior to December 1, 1998, only Focused Large-Cap Growth Portfolio's Class II shares carried a front-end sales) carried no such charge.

** Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.

*** For the period from May 22, 2000 (commencement of offering of shares of Focused Technology Portfolio).

+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 2001, for Class A shares, front end sales concessions A were $47,869; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $40,869. For Class B shares, the CDSC was $34,865. For Class C shares, the CDSC was $1,347; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

                                                               1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                                REALLOWED
                                                                                   TO
                                                           AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                                         FRONT-END SALES     TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                                          CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
      PORTFOLIO+                         CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
--------------------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Growth Portfolio                  $352,678         $185,923          $114,752             $100,616             $5,744
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                    $235,325         $121,020           $78,503             $184,653             $5,412
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio          $790,791         $414,832          $265,913             $251,688             $7,355
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio           $167,072          $64,666           $76,475             $111,113             $7,864
------------------------------------------------------------------------------------------------------------------------------------
SunAmerica Value Fund                       $336,497         $197,732           $89,839             $436,047             $8,419
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                $153,347          $61,804           $69,318             $117,463             $4,415
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio        $4,320,016       $1,424,165        $2,317,951             $257,008            $83,161
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio         $854,672         $350,064          $392,985              $57,901             $2,060
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                 --               --                --                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                      --               --                --                   --                 --
------------------------------------------------------------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Large-Cap Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

** Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.

+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 1999, for Class A shares, front end sales concessions A were $29,267; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $24,411. For Class B shares, the CDSC was $55,914. For Class C shares, the CDSC was $4,749; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

                                      1999
--------------------------------------------------------------------------------
                                                      AMOUNT          AMOUNT
                                      FRONT-END    REALLOWED TO    REALLOWED TO
                                       SALES        AFFILIATED    NON-AFFILIATED
                                   CONCESSIONS -  BROKER-DEALERS  BROKER-DEALERS
                                      CLASS II       CLASS II        CLASS II
         PORTFOLIO+                   SHARES*         SHARES         SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio            $125,657        $59,637         $66,020
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio               $51,885        $23,130         $28,755
--------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $121,470        $60,242         $61,228
--------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio      $73,656        $29,484         $44,172
--------------------------------------------------------------------------------
SunAmerica Value Fund                  $46,521        $20,504         $26,017
--------------------------------------------------------------------------------
Focused 2000 Value Portfolio           $37,989        $17,089         $20,900
--------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio  $2,363,391       $413,746      $1,949,645
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $133,119       $104,107         $29,012
--------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio           --             --              --
--------------------------------------------------------------------------------
Focused Technology Portfolio                --             --              --
--------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Large-Cap Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

--------------------------------------------------------------------------------
                                             AFFILIATED        NON-AFFILIATED
                                           BROKER DEALERS      BROKER DEALERS
                                              CLASS II            CLASS II
--------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio            $48,486             $464,727
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

         Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

               YEARS AFTER PURCHASE                  CDSC ON SHARES BEING SOLD
                  1st or 2nd year                       4.00%
                  3rd or 4th year                       3.00%
                  5th year                              2.00%
                  6th year                              1.00%
                  7th year and thereafter               None


         Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

         Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:

               YEARS AFTER PURCHASE                  CDSC ON SHARES BEING SOLD
               1st                                   5.00%
               2nd                                   4.00%
               3rd and 4th year                      3.00%
               5th year                              2.00%
               6th year and thereafter               1.00%
               7th year and thereafter               None

         Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.

         Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

         For Class B and Class II shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

         YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
         Up to 2 years                               5.00%
         2 years or more but less than 3 years       4.00%
         3 years or more but less than 4 years       3.00%
         4 years or more but less than 5 years       2.00%
         5 years or more but less than 6 years       1.00%
         6 or more years                             None

                CLASS II (CALLED CLASS C OF NORTH AMERICAN FUNDS)

           YEARS AFTER PURCHASE                      CDSC ON SHARES BEING SOLD
           Up to 1 year                              1.00%
           1 year or more                            None


         As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

         CDSCs may be waived on redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

DISABILITY

         A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

         CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

         CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

         An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

         Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE THROUGH SAFS

         SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE

         An investor may make purchases by having his or her bank wire federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

         1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

         2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

         3.       Instruct the bank to wire the specified amount to the Transfer
Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

         As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

         The  following  persons may qualify for the sales charge  reductions or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

         1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

         2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

         4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

         5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         6.       group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

         A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

         A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

         Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of a Portfolio at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either
(a) paid a  front-end  sales load or (b) was  subject  to, or paid a CDSC on the redemption proceeds. Shareholders may purchase Class A shares through the program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class A or Class B shares of the respective SunAmerica Mutual Fund. Shareholders may purchase Class II shares through the Program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class II shares of the respective SunAmerica Mutual Fund. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. The NAV Transfer Program is only available through firms that have executed an Agreement with the Distributor to sell shares through the Program. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio and Focused International Equity Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).

         Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occurred since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for each Class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:
                                         n
                                 P(1 + T)  = ERV

                 P   =  a hypothetical initial purchase payment of $1,000
                 T   =  average annual total return
                 n   =  number of years
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

                  (a) The maximum sales load (I.E., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                  (b) All dividends and distributions are reinvested at net asset value; and

                  (c) Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

         Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2001. No performance information is shown for Focused International Equity Portfolio, Class X and for Class I of the Portfolios other than the Prior Small Cap Growth Fund since they had not commenced operations as of the end of the most recent fiscal year; however, information for those Portfolios and Classes computed in the same manner as described herein.

---------------------------------------------------------------------------------------------------------
                                             SINCE               ONE              FIVE           TEN
CLASS A SHARES                             INCEPTION             YEAR             YEARS         YEARS
---------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio (1)                3.85%            -26.72%              --            --
---------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio (3)                  6.04%            -26.20%            6.43%           --
---------------------------------------------------------------------------------------------------------
Focused 2000 Growth Portfolio (4)             9.91%            -15.62%              --            --
---------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio (3)       10.98%            -31.15%           10.54%           --
---------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio (1)         3.85%            -10.27%              --            --
---------------------------------------------------------------------------------------------------------
SunAmerica Value Fund (3)                     8.75%             -3.55%            8.48%           --
---------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio (1)              7.13%             12.21%              --            --
---------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio (2)        6.79%            -19.20%              --            --
---------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio (1)       3.39%              3.39%              --            --
---------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio (5)        18.06%              3.68%              --            --
---------------------------------------------------------------------------------------------------------
Focused Technology Portfolio (6)            -46.30%            -58.38%              --            --
---------------------------------------------------------------------------------------------------------

(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.

---------------------------------------------------------------------------------------------------------
                                             SINCE               ONE              FIVE           TEN
CLASS B SHARES                             INCEPTION             YEAR             YEARS         YEARS
---------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio (1)                1.26%             -24.23%             --            --
---------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio (3)                  6.46%             -26.08%           6.75%           --
---------------------------------------------------------------------------------------------------------
Focused 2000 Growth Portfolio (4)             8.47%             -20.10%             --            --
---------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio (3)        9.17%             -31.04%          10.85%           --
---------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio (1)         4.22%             -10.15%             --            --
---------------------------------------------------------------------------------------------------------
SunAmerica Value Fund (3)                     9.17%              -3.26%           8.78%           --
---------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio (1)              7.55%              10.52%             --            --
---------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio (2)        7.15%             -19.12%             --            --
---------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio (1)       3.73%             -24.15              --            --
---------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio (5)        19.47%               4.35%             --            --
---------------------------------------------------------------------------------------------------------
Focused Technology Portfolio (6)            -45.90%             -58.09%             --            --
---------------------------------------------------------------------------------------------------------

(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.

---------------------------------------------------------------------------------------------------------
                                             SINCE               ONE              FIVE           TEN
CLASS II SHARES (1)                        INCEPTION             YEAR             YEARS         YEARS
---------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio (2)                 1.43%            -24.23%            --             --
---------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio (3)                   7.85%            -23.68%            --             --
---------------------------------------------------------------------------------------------------------
Focused 2000 Growth Portfolio (5)              9.06%            -16.68%            --             --
---------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio (3)        10.46%            -26.83%            --             --
---------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio (2)          4.39%             -7.30%            --             --
---------------------------------------------------------------------------------------------------------
SunAmerica Value Fund (3)                      7.83%             -0.37%            --             --
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Focused 2000 Value Portfolio (2)               7.68%             13.37%            --             --
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Focused Large-Cap Growth Portfolio (4)         7.54%            -16.57%            --             --
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Focused Growth and Income Portfolio (2)        3.90%            -21.69%            --             --
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Focused Multi-Cap Value Portfolio (6)         19.90%              7.18%            --             --
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Focused Technology Portfolio (7)             -44.94%            -56.92%            --             --
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(1) Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of November 19, 1996.
(4) From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6) From date of inception of November 1, 1999.
(7) From date of inception of May 22, 2000.


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                                             SINCE               ONE              FIVE           TEN
CLASS I SHARES                             INCEPTION             YEAR             YEARS         YEARS
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Focused Multi-Cap Value Portfolio              --                 --               --             --
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SunAmerica Value Fund                          --                 --               --             --
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---------------

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                                             SINCE               ONE              FIVE           TEN
CLASS Z SHARES                             INCEPTION             YEAR             YEARS         YEARS
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Focused Large-Cap Growth Portfolio           -2.87%             -14.08%            --             --
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Focused Technology Portfolio                -63.60%             -55.42%            --             --
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Focused Growth and Income Portfolio         -24.23%             -19.12%            --             --
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Focused Multi-Cap Growth Portfolio            6.22%             -26.49%            --             --
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Focused Large-Cap Value Portfolio             3.76%              -4.25%            --             --
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Focused 2000 Value Portfolio                  7.84%              16.92%            --             --
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SunAmerica Value Fund                         3.48%               2.89%            --             --
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         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

         Total return information is based on a Portfolio's historical performance and is not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities comprising the Portfolio's portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARISONS

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

          o Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

          o    Standard  &  Poor's  500  Composite  Stock  Price  Index  or  its
               component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          o Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

          o The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

          o Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          o Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          o CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          o Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

          o Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

          o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

          o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

          o Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

          o Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

          o Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

          o Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

          o Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

          o Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

          o Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

          o Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

          o    Salomon  Brothers  Broad  Investment  Grade  Bond  Index  -- is a
               market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          o Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                    Australian Dollars              Netherlands Guilders
                    Canadian Dollars                Swiss Francs
                    European Currency Units         UK Pound Sterling
                    French Francs                   U.S. Dollars
                    Japanese Yen                    German Deutsche Marks

          o J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

          o Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

          o NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

          o The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

          o First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

          o Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

          o Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

          o Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

          o    Russell  1000  Index --  measures  the  performance  of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

          o Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

          o Russell 2000 Growth Index-- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          o NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

          o Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

          o Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

          o Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

          o Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

          o    Wilshire Large Cap Value Index -- measures  large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

         Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under  the  Code,  gains or  losses  attributable  to  fluctuations  in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A  substantial  portion of each  Portfolio's  transactions  in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

         The Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio and Focused International Equity Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(K)

         The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

         The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

         Currently, twelve Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Focused 2000 Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the SunAmerica Value Fund, the Focused 2000 Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, and the Focused International Equity Portfolio. The Mid-Cap Growth Portfolio is divided into three classes of shares, designated as Class A, Class B and Class
II. The Focused 2000 Portfolio and Focused Multi-Cap Value Portfolio is divided into four classes of shares, designated as Class A, Class B, Class II and Class
I. The Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Large-Cap Growth Portfolio, Focused Technology Portfolio, Large-Cap Growth Portfolio and Focused Multi-Cap Value Portfolio are divided into four classes of shares, designated as Class A, Class B, Class II and Class Z. The SunAmerica Value Fund is divided into Class A, Class B, Class II, Class I and Class Z. The Focused Growth and Income Portfolio is divided into five Classes of shares, designated as Class A, Class B, Class II, Class X and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee,
(iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class X shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2001. No information is presented for the Focused 2000 Portfolio, Class I or Class X shares since they had not yet commenced operations as of October 31, 2001. However there are no sales charges for Class I or Class X shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price calculation for Focused International Equity Portfolio is as of the date of the commencement of its offering.

-----------------------------------------------------------------------------------------------------------
                                                                     LARGE-CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                              CLASS A       CLASS B**         CLASS II +
-----------------------------------------------------------------------------------------------------------
Net Assets...............................................   20,708,915      34,066,044        20,666,235
-----------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.............................    1,901,019       3,221,454         1,954,464
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets divided by number
of shares) ..............................................      10.89          10.57             10.57
-----------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of offering price
(6.10% of net asset value per share)*....................       0.66            --                --
-----------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares: 1.00% of offering price                       --               0.11
(1.01% of net asset value per share)*....................       --
-----------------------------------------------------------------------------------------------------------
Offering Price...........................................      11.55            --              10.68
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                       MID-CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                                CLASS A        CLASS B**      CLASS II +
-----------------------------------------------------------------------------------------------------------
Net Assets...............................................     33,306,246      54,266,935     17,327,766
-----------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.............................      3,219,988       5,478,809      1,746,547
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets divided by
number of shares) .......................................        10.34           9.90            9.92
-----------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of offering
price (6.10% of net asset value per share)*..............         0.63            --              --
-----------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares: 1.00% of offering price
(1.01% of net asset value per share)*....................         --              --             0.10
-----------------------------------------------------------------------------------------------------------
Offering Price...........................................        10.97            --            10.02
-----------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

----------------------------------------------------------------------------------------------------------
                                                          FOCUSED MULTI-CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------
                                               CLASS A        CLASS B**        CLASS II+       CLASS Z
----------------------------------------------------------------------------------------------------------
Net Assets.............................      77,974,926      114,227,328      34,566,969      1,733,298
----------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ..........       5,221,502        7,973,315       2,413,643        113,021
----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..........         14.93           14.33            14.32          15.34
----------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* .....................          0.91             --               --             --
----------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares: 1.00%
of offering price (1.01% of net asset
value per share)*......................           --              --              0.14            --
----------------------------------------------------------------------------------------------------------
Offering Price.........................         15.84             --             14.46            --
----------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------------------------------
                                                       FOCUSED LARGE-CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                              CLASS A       CLASS B**      CLASS II+      CLASS Z
-----------------------------------------------------------------------------------------------------
Net Assets...........................       23,417,855     36,815,652     24,957,720     1,046,383
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........        1,793,637      2,874,377      1,947,244        79,013
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........          13.06          12.81          12.82         13.24
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* ...................           0.80           --             --             --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of net
asset value per share)*..............           --             --             0.13           --
-----------------------------------------------------------------------------------------------------
Offering Price.......................          13.86           --            12.95           --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------------------------------
                                                          SUNAMERICA VALUE FUND
-----------------------------------------------------------------------------------------------------
                                           CLASS A       CLASS B**       CLASS II+       CLASS Z
-----------------------------------------------------------------------------------------------------
Net Assets...........................    51,150,157      77,667,185     17,804,911       486,709
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........     3,388,250       5,333,513      1,222,859        31,544
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........       15.10          14.56           14.56          15.43
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........        0.92            --             --              --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --              --            0.15             --
-----------------------------------------------------------------------------------------------------
Offering Price.......................       16.02            --            14.71            --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------------------------------
                                                       FOCUSED 2000 VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                          CLASS A       CLASS B**        CLASS II+         CLASS Z
-----------------------------------------------------------------------------------------------------
Net Assets...........................    29,771,790     37,205,047      25,675,811       1,626,025
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........     1,914,184      2,455,807       1,694,016         102,516
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........      15.55          15.15            15.16           15.86
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       0.95            --              --               --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --             --              0.15             --
-----------------------------------------------------------------------------------------------------
Offering Price.......................      16.50            --             15.31             --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------------------------------
                                                    FOCUSED LARGE-CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                          CLASS A       CLASS B**        CLASS II+        CLASS Z++
-----------------------------------------------------------------------------------------------------
Net Assets...........................   284,537,631    475,314,968      544,619,981      9,321,164
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........    19,450,866     33,250,886       38,105,402        631,603
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........      14.63          14.29            14.29           14.76
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       0.89            --              --               --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --             --             0.14              --
-----------------------------------------------------------------------------------------------------
Offering Price.......................      15.52            --             14.43             --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

++ Class Z shares with respect to the Focused Large-Cap Growth Portfolio commenced offering on April 1, 1999.

-----------------------------------------------------------------------------------------------------
                                                       FOCUSED TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                          CLASS A        CLASS B         CLASS II+         CLASS Z
-----------------------------------------------------------------------------------------------------
Net Assets...........................    28,326,937     20,657,908       26,869,037        636,945
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........     7,167,799      5,262,440        6,851,631        159,629
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........       3.95           3.93            3.92             3.99
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       0.24            --              --               --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --             --             0.04              --
-----------------------------------------------------------------------------------------------------
Offering Price.......................       4.19            --             3.96              --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

+ Class II shares (previously designated as Class C shares other than for the Focused Technology Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------------------------------
                                                           FOCUSED GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                          CLASS A       CLASS B**        CLASS II+        CLASS Z++
-----------------------------------------------------------------------------------------------------
Net Assets...........................    39,279,673     59,653,562       50,467,895        493,199
-----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........     3,056,802      4,771,999        4,039,180         38,174
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........      12.85          12.50            12.49           12.92
-----------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       0.78            --              --               --
-----------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --             --              0.13             --
-----------------------------------------------------------------------------------------------------
Offering Price.......................      13.63            --             12.62             --
-----------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

++ Class Z shares with respect to the Focused Growth and Income Portfolio commenced offering on October 6, 2000.

--------------------------------------------------------------------------------
                                            FOCUSED MULTI-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                          CLASS A      CLASS B**     CLASS II+
--------------------------------------------------------------------------------
Net Assets...........................   136,063,624   190,304,019   213,087,728
--------------------------------------------------------------------------------
Number of Shares Outstanding ........     8,160,506    11,556,192    12,945,791
--------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........      16.67         16.47         16.46
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       1.02          --            --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........        --           --            0.17
--------------------------------------------------------------------------------
Offering Price.......................      17.69          --           16.63
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                        FOCUSED INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                                          CLASS A      CLASS B**     CLASS II
--------------------------------------------------------------------------------
Net Assets...........................     12,500         12,500       12,500
--------------------------------------------------------------------------------
Number of Shares Outstanding ........      1,000          1,000        1,000
--------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........      12.50         12.50        12.50
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........       0.76           --           --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*..........       --             --          0.13
--------------------------------------------------------------------------------
Offering Price.......................      13.26         12.50        12.63
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

REPORTS TO SHAREHOLDERS

         The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

         The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders. The audited and unaudited financial statements of the Small Cap Growth Fund of the North American Funds, reorganized into the Focused 2000 Growth Portfolio (formerly Small Cap Growth Portfolio) on November 16, 2001 are incorporated by reference to its 2001 annual and 2001 semi-annual reports to shareholders. You may request a copy of the Fund's annual and semi-annual report (and of the annual and semi-annual report of the Small Cap Growth Fund of North American Funds) at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.



                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         --    Leading market positions in well  established  industries
         --    High rates of return on funds employed
         --    Conservative  capitalization structures with moderate reliance on debt and ample  asset  protection
         --    Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         --    Well  established  access  to a range of  financial  markets  and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.



                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.



                                   Appendix-3

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                  Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR       Indicates  that no rating  has been  requested,  that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.





                                   Appendix-5